Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350 of chapter 63 of title 18 of the United States Code), the undersigned officers of Akumin Inc. (the “Company”), hereby certify, to such officers’ knowledge, that:

This annual report on Form 10-K for the fiscal year ended December 31, 2021 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2022	By:	/s/ Riadh Zine
Riadh Zine
Co-Chief Executive Officer

	By:	/s/ Rhonda Longmore-Grund
Rhonda Longmore-Grund
Co-Chief Executive Officer

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350 of chapter 63 of title 18 of the United States Code), the undersigned officer of Akumin Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:

This annual report on Form 10-K for the fiscal year ended December 31, 2021 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2022	By:	/s/ William Edward Larkin
William Edward Larkin
Chief Financial Officer